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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                             _____________________

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                       Date of report: November 2, 2001


                           CORINTHIAN COLLEGES, INC.
              (Exact Name of Registrant as Specified in Charter)

Delaware                                 0-25283                      33-0717312
(State or other jurisdiction of   Commission file number        (I.R.S. Employer
Incorporation or organization)                               Identification No.)

6 Hutton Centre Drive, Suite 400, Santa Ana, California                    92707
(Address of principal executive offices)                              (Zip Code)



                                (714) 427-3000
             (Registrant's telephone number, including area code)

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Item 5.

     Corinthian Colleges, Inc. (the "Company") hereby reports that the United States Department of Education (the "DOE") has officially notified the Company that the DOE has revised the official cohort default rates for the Company's Bryman College, Hayward, California campus (previously San Jose (South)), together with its additional location of New Orleans, Louisiana for federal fiscal years 1998 and 1999 to be 16.8% and 19.2%, respectively. The original cohort default rates published by the DOE for this campus, and reported by the Company in its Report on Form 10-K filed with the Securities and Exchange Commission on September 28, 2001, was 16.7% and 25.8%.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        CORINTHIAN COLLEGES, INC.



November 2, 2001                        /s/ Dennis N. Beal
                                        ---------------------------------
                                        Dennis N. Beal
                                        Executive Vice President and
                                        Chief Financial Officer

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